M-Systems' List of Patents (Updated for 03/12/03)

No.	Patent Name		USA	Israel	Taiwan	China	Europe	S. Korea
1	System And Method For Flexible Flash File System	Pat No.	6,591,330
		Pat Date	7/8/2003
2	Flash File System	Pat No.	5,404,485	108766	75270	94102329.X	688450	292011
		Pat Date	4/4/1995	3/6/1997	4/10/1996	1/23/2002	11/11/1998	3/19/2001
3	Flash File System Optimized for Page-Mode Flash Technologies	Pat No.	5,937,425
		Pat Date	8/10/1999
4	Method and apparatus for exponentiation over GF (2n)	Pat No.	5,206,824	94449
		Pat Date	4/27/1993	9/25/1994
5	Digital signature device	Pat No.	5,448,639	101623
		Pat Date	9/5/1995	9/11/1997
6	Microcircuit for the implementation of RSA algorithm and ordinary and modular arithmetic, in particular exponentiation, with large operands	Pat No.	5,261,001	97413
		Pat Date	11/9/1993	10/1/1995

7	Apparatus and method for modular multipication and exponentiation based on montgomery multiplication	Pat No.	6,185,596	121311
		Pat Date	2/6/2001	10/17/2000

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No.	Patent Name		Finland	Singapore	France	Germany	UK
1	System And Method For Flexible Flash File System	Pat No.
Pat Date
2	Flash File System	Pat No.	FI 105726
		Pat Date	9/29/2000
3	Flash File System Optimized for Page-Mode Flash Technologies	Pat No.		72032
		Pat Date		7/24/2001
4	Method and apparatus for exponentiation over GF (2n)	Pat No.			91.08703
		Pat Date			4/30/1996
5	Digital signature device	Pat No.			0 566 498	693 30 848.6-08	0 566 498
		Pat Date			4/16/1993	4/16/1993	4/16/1993
6	Microcircuit for the implementation of RSA algorithm and ordinary and modular arithmetic, in particular exponentiation, with large operands	Pat No.
Pat Date

7	Apparatus and method for modular multipication and exponentiation based on montgomery multiplication	Pat No.
Pat Date

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No.	Patent Name		Switzerland	Philipp.	Japan	Australia
1	System And Method For Flexible Flash File System	Pat No.
Pat Date
2	Flash File System	Pat No.
Pat Date
3	Flash File System Optimized for Page-Mode Flash Technologies	Pat No.
Pat Date
4	Method and apparatus for exponentiation over GF (2n)	Pat No.
Pat Date
5	Digital signature device	Pat No.
Pat Date
6	Microcircuit for the implementation of RSA algorithm and ordinary and modular arithmetic, in particular exponentiation, with large operands	Pat No.
Pat Date

7	Apparatus and method for modular multipication and exponentiation based on montgomery multiplication	Pat No.
Pat Date

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No.	Patent Name		USA	Israel	Taiwan	China	Europe	S. Korea
8	Compact microelectronic device for performing modular multiplication and exponentiation over large numbers	Pat No.	5,513,133
		Pat Date	4/30/1996

9	Compact microelectronic device for performing modular multiplication and exponentiation over large numbers	Pat No.	5,513,133
		Pat Date	4/30/1996

10	Internationally regulated system for one to one cryptographic communications with national sovereignty without key escrow	Pat No.	5,664,017	113375
		Pat Date	9/2/1997	12/31/1997

11	Internationally regulated system for one to one cryptographic communications with national sovereignty without key escrow	Pat No.	5,852,665
		Pat Date	12/22/1998

12	Controllable encryption and decryption	Pat No.		115354
		Pat Date		4/29/2001
13	Secure computer system	Pat No.	6,360,321
		Pat Date	3/19/2002
14	Biometric system and techniques suitable therefor	Pat No.	6,311,272
		Pat Date	11/30/2001

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No.	Patent Name		Finland	Singapore	France	Germany	UK
8	Compact microelectronic device for performing modular multiplication and exponentiation over large numbers	Pat No.			601907	69329929	601907
		Pat Date			11/26/1993	11/26/1993	11/26/1993

9	Compact microelectronic device for performing modular multiplication and exponentiation over large numbers	Pat No.
Pat Date

10	Internationally regulated system for one to one cryptographic communications with national sovereignty without key escrow	Pat No.
Pat Date

11	Internationally regulated system for one to one cryptographic communications with national sovereignty without key escrow	Pat No.
Pat Date

12	Controllable encryption and decryption	Pat No.
Pat Date
13	Secure computer system	Pat No.
Pat Date
14	Biometric system and techniques suitable therefor	Pat No.
Pat Date

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No.	Patent Name		Switzerland	Philipp.	Japan	Australia
8	Compact microelectronic device for performing modular multiplication and exponentiation over large numbers	Pat No.	601907
		Pat Date	11/26/1993

9	Compact microelectronic device for performing modular multiplication and exponentiation over large numbers	Pat No.
Pat Date

10	Internationally regulated system for one to one cryptographic communications with national sovereignty without key escrow	Pat No.
Pat Date

11	Internationally regulated system for one to one cryptographic communications with national sovereignty without key escrow	Pat No.
Pat Date

12	Controllable encryption and decryption	Pat No.
Pat Date
13	Secure computer system	Pat No.
Pat Date
14	Biometric system and techniques suitable therefor	Pat No.
Pat Date

____ 6 ____

No.	Patent Name		USA	Israel	Taiwan	China	Europe	S. Korea
15	Device for performing modular multiplication	Pat No.		106923
		Pat Date		10/18/1998
16	A method for Increasing information content in a Computer Memory	Pat No.	09/895,398
		Pat Date	7/2/2001
17	Externally Updated Rom (Eurom)	Pat No.	5,261,055	104595		93102965.1
		Pat Date	11/9/1993	5/1/1996		7/19/1996
18	Flash Memory System providing both bios and user storage capability	Pat No.	5,519,843	108867	117255
		Pat Date	5/21/1996	3/6/1997	11/10/2000

19	Flash Memory System providing both bios and user storage capability	Pat No.	5,535,357
		Pat Date	7/9/1996

20	Standardized Flash Controller	Pat No.	5,799,168
		Pat Date	8/25/1998
21	Method For Fast Wake-Up of A Flash Memory System	Pat No.	6,510,488
		Pat Date	1/21/2003

____ 7 ____

No.	Patent Name		Finland	Singapore	France	Germany	UK
15	Device for performing modular multiplication	Pat No.
Pat Date
16	A method for Increasing information content in a Computer Memory	Pat No.
Pat Date
17	Externally Updated Rom (Eurom)	Pat No.
Pat Date
18	Flash Memory System providing both bios and user storage capability	Pat No.
Pat Date

19	Flash Memory System providing both bios and user storage capability	Pat No.
Pat Date

20	Standardized Flash Controller	Pat No.
Pat Date
21	Method For Fast Wake-Up of A Flash Memory System	Pat No.
Pat Date

____ 8 ____

No.	Patent Name		Switzerland	Philipp.	Japan	Australia
15	Device for performing modular multiplication	Pat No.
Pat Date
16	A method for Increasing information content in a Computer Memory	Pat No.
Pat Date
17	Externally Updated Rom (Eurom)	Pat No.
Pat Date
18	Flash Memory System providing both bios and user storage capability	Pat No.		1-1994-47924
		Pat Date		9/18/2002

19	Flash Memory System providing both bios and user storage capability	Pat No.
Pat Date

20	Standardized Flash Controller	Pat No.
Pat Date
21	Method For Fast Wake-Up of A Flash Memory System	Pat No.
Pat Date

____ 9 ____

____ 10 ____ No.	Patent Name		USA	Israel	Taiwan	China	Europe	S. Korea
22	Architecture for a Univarsal Serial Bus-Based PC Flash Disk	Pat No.	6,148,354
		Pat Date	11/14/2000
23	Device, System and Method for Data Access Control	Pat No.	6,324,537
		Pat Date	11/27/2001
24	Device, System and Method for Data Access Control	Pat No.	6,539,380		149513
		Pat Date	3/25/2003		3/20/2002
25	Key Chain Clip	Pat No.	D468,090			2369117.4
		Pat Date	1/7/2003			10/8/2003
26	Universal Serial Bus Apparatus	Pat No.
		Pat Date
27	Universal Serial Bus Apparatus	Pat No.	D462,689
		Pat Date	9/10/2002
28	Computer Peripheral System for Interconnection with Pocketable Personal Articles.	Pat No.	6,618,243
		Pat Date	9/9/2003

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No.	Patent Name		Finland	Singapore	France	Germany	UK
22	Architecture for a Univarsal Serial Bus-Based PC Flash Disk	Pat No.
Pat Date
23	Device, System and Method for Data Access Control	Pat No.
Pat Date
24	Device, System and Method for Data Access Control	Pat No.
Pat Date
25	Key Chain Clip	Pat No.					3008542
		Pat Date					10/28/2003
26	Universal Serial Bus Apparatus	Pat No.				01-3317	2102114
		Pat Date				11/9/2001	9/13/2002
27	Universal Serial Bus Apparatus	Pat No.					2102115
		Pat Date					9/13/2002
28	Computer Peripheral System for Interconnection with Pocketable Personal Articles.	Pat No.
Pat Date

____ 12 ____

No.	Patent Name		Switzerland	Philipp.	Japan	Australia
22	Architecture for a Univarsal Serial Bus-Based PC Flash Disk	Pat No.				766478
		Pat Date				10/16/2003
23	Device, System and Method for Data Access Control	Pat No.
Pat Date
24	Device, System and Method for Data Access Control	Pat No.
Pat Date
25	Key Chain Clip	Pat No.			1184145
		Pat Date			7/18/2003
26	Universal Serial Bus Apparatus	Pat No.			2001-16651
		Pat Date			1/11/2002
27	Universal Serial Bus Apparatus	Pat No.			2001-16654
		Pat Date			1/11/2002
28	Computer Peripheral System for Interconnection with Pocketable Personal Articles.	Pat No.
Pat Date

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Patents Applications of M-Systems
Updated for 03/12/03

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*  M-Systems Confidentiality Treatment Requested

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